UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________ Form 8-K ________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025
EASTMAN KODAK COMPANY (Exact name of Registrant as specified in its charter)
NEW JERSEY (State or other jurisdiction of incorporation)	1-87 (Commission File Number)	16-0417150 (IRS Employer Identification No.)
343 State Street Rochester, NY 14650 (Address of principal executive offices with zip code)
(800) 356-3259 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KODK	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Eastman Kodak Company (the “Company”) was held virtually on May 21, 2025 at 9:00 a.m. ET. The Company filed its definitive Proxy Statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 10, 2025. As of March 25, 2025, the record date for the Annual Meeting, there were 80,765,630 shares of common stock and 1,211,397 shares of 5% Series C convertible preferred stock (“Series C Preferred Stock”) issued and outstanding. Holders of shares of common stock and Series C Preferred Stock vote together as a single class, with holders of common stock having one vote per share and holders of Series C Preferred Stock having 10 votes per share (representing the number of shares of common stock into which each share of Series C Preferred Stock was convertible as of the record date). Accordingly, a total of 92,879,600 votes were entitled to be cast at the Annual Meeting. Holders of shares representing an aggregate of 74,689,212 votes were present or represented at the Annual Meeting, constituting a quorum for the transaction of business.

The results of the votes on matters submitted to security holders at the Annual Meeting were as follows:

1.
Shareholders elected each of the Company’s nominees for director to serve a term of one year to expire at the 2026 Annual Meeting of shareholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James V. Continenza	50,626,369	561,798	68,716	23,432,329
David P. Bovenzi	49,994,992	1,142,529	119,362	23,432,329
Philippe D. Katz	48,078,530	3,060,666	117,687	23,432,329
Kathleen B. Lynch	50,892,530	292,451	71,902	23,432,329
Jason New	47,080,629	4,060,577	115,677	23,432,329
Darren L. Richman	50,902,212	292,760	61,911	23,432,329
Michael E. Sileck, Jr.	50,898,999	292,919	64,965	23,432,329

2.
Shareholders approved, through an advisory vote, the compensation of the Company’s Named Executive Officers (as set forth in the definitive Proxy Statement), as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,339,338	1,810,335	107,210	23,432,329

3.
Shareholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to serve a one-year term, as set forth below:

Votes For	Votes Against	Abstentions
73,801,559	795,423	92,230

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By: /s/ Roger W. Byrd

Name: Roger W. Byrd

Title: General Counsel, Secretary and Senior Vice President

Date: May 27, 2025